UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 16, 2011
BORDERS GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Michigan	1-13740	38-3294588
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		No.)
100 Phoenix Drive
Ann Arbor, Michigan 48108
(Address of Principal Executive Offices and Zip Code)
(734) 477—1100
(Registrant’s Telephone Number, including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On February 18, 2011, Borders Group, Inc. (the “Company”) and the other parties thereto entered into an agreement to amend certain portions of the Senior Secured, Super-Priority Debtor-in-Possession Credit Agreement dated as of February 16, 2011 between and among the Company and Borders, Inc., as borrowers, the other subsidiaries of the Company designated therein as credit parties, General Electric Capital Corporation, for itself as a Revolving Lender, FILO Lender and Swingline Lender, and as Working Capital Agent for all Lenders, GA Capital, LLC, as Term B Agent for all Term B Lenders, and the other financial institutions named therein (the “DIP Credit Agreement”).
     A copy of the DIP Credit Agreement as so amended is attached as Exhibit 10.1 and incorporated herein by reference.
Item 7.01 Regulation FD Disclosure.
     On February 16, 2011 and February 17, 2011, the Company issued the press releases attached to this Current Report as Exhibits 99.1 and 99.2.
     The information set forth in this Item 7.01 and the attached Exhibits 99.1 and 99.2 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits.

Exhibit No.	Description

10.1	Senior Secured, Super-Priority Debtor-in-Possession Credit Agreement dated as of February 16, 2011, as amended, between and among Borders Group, Inc. and Borders, Inc., as borrowers, the other subsidiaries of Borders Group, Inc. designated therein as credit parties, General Electric Capital Corporation, for itself as a Revolving Lender, FILO Lender and Swingline Lender, and as Working Capital Agent for all Lenders, GA Capital, LLC, as Term B Agent for all Term B Lenders, and the other financial institutions named therein.

99.1	Press release dated February 16, 2011.

99.2	Press release dated February 17, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 18, 2011		BORDERS GROUP, INC.

	By:	/s/ Scott Henry Scott Henry
Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

10.1	Senior Secured, Super-Priority Debtor-in-Possession Credit Agreement dated as of February 16, 2011, as amended, between and among Borders Group, Inc. and Borders, Inc., as borrowers, the other subsidiaries of Borders Group, Inc. designated therein as credit parties, General Electric Capital Corporation, for itself as a Revolving Lender, FILO Lender and Swingline Lender, and as Working Capital Agent for all Lenders, GA Capital, LLC, as Term B Agent for all Term B Lenders, and the other financial institutions named therein.

99.1	Press release dated February 16, 2011.

99.2	Press release dated February 17, 2011.